EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. 1350)

In connection with the Quarterly Report on Form 10-Q of CatchMark Timber Trust, Inc. (the “Registrant”) for the quarter ended March 31, 2019, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Jerry Barag, Chief Executive Officer of the Registrant, and Brian M. Davis, President and Chief Financial Officer of the Registrant, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) that, to the best of our knowledge and belief:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Jerry Barag
Jerry Barag
Chief Executive Officer
May 2, 2019

/s/ Brian M. Davis
Brian M. Davis
President and Chief Financial Officer
May 2, 2019